Exhibit 99.1

HOSPICE PARTNERS OF AMERICA, LLC

AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

TABLE OF CONTENTS

DECEMBER 31, 2018

INDEPENDENT AUDITORS’ REPORT

To the Members and Board of Managers

Hospice Partners of America, LLC and Subsidiaries

We have audited the accompanying consolidated financial statements of Hospice Partners of America, LLC and Subsidiaries (a Delaware limited liability company), which comprise the consolidated balance sheet as of December 31, 2018, and the related consolidated statements of income, members’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Hospice Partners of America, LLC and Subsidiaries as of December 31, 2018, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Warren Averett, LLC

Birmingham, Alabama

May 30, 2019, except for Note 8, as to which the date is December 5, 2019

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2018

2018
Assets
Current assets
Cash	$2,394,167
Patient accounts receivable, less allowance for doubtful accounts of approximately $389,050	6,563,588
Prepaid expenses	790,774
Total current assets	9,748,529
Property and equipment, net	274,827
Other assets
Deposits	70,352
Intangible assets, net of amortization	90,421
Goodwill and provider numbers	14,037,584
Total other assets	14,198,357
Total assets	$24,221,713

Liabilities and members’ equity
Current liabilities
Accounts payable	$1,237,894
Accrued expenses	4,616,432
Current portion of long-term debt	1,585,766
Total current liabilities	7,440,092
Long-term debt	1,897,413
Members’ equity	14,884,208
Total liabilities and members’ equity	$24,221,713

See notes to the consolidated financial statements.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2018

2018
Patient Service Revenue
Patient service revenue (net of contractual allowances
and discounts)	$49,997,193
Less provision for bad debts	298,657
Net patient service revenue less provision for bad debts	49,698,536
Direct patient care expenses	22,947,526
Gross profit	26,751,010
Operating expenses	24,123,812
Income from operations	2,627,198
Other income (expenses)
Interest expense	(280,511)
Other income	49,082
Total other income (expenses)	(231,429)
Net income	$2,395,769

See notes to the consolidated financial statements.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2018

BALANCE AT DECEMBER 31, 2017	$12,923,204
Net income	2,395,769
Distributions	(434,765)
BALANCE AT DECEMBER 31, 2018	$14,884,208

See notes to the consolidated financial statements.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2018

2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,395,769
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	570,283
Interest expense related to debt issuance costs	29,271
Provision for bad debts	298,657
Change in patient accounts receivable	826,087
Change in prepaid expenses	(259,578)
Change in deposits	5,053
Change in accounts payable	(260,149)
Change in accrued expenses	(1,099,767)
109,857
Net cash provided by operating activities	2,505,626
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(63,043)
Net cash used in investing activities	(63,043)
CASH FLOWS FROM FINANCING ACTIVITIES
Change in line of credit	(800,000)
Repayments of long-term debt	(1,797,828)
Members’ distributions	(434,765)
Net cash used in financing activities	(3,032,593)
DECREASE IN CASH	(590,010)
CASH AT BEGINNING OF YEAR	2,984,177
CASH AT END OF YEAR	$2,394,167
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION
Cash paid during the year for interest	$251,240

See notes to the consolidated financial statements.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Hospice Partners of America, LLC and its consolidated subsidiaries (the Company) provide hospice care to terminally ill patients, with a goal of improving the quality of life of those patients and their families. Hospice care includes medical care designed to address the physical, emotional, and spiritual needs of terminally ill patients. Hospice services are provided in the patients’ homes or provided through contractual arrangements at hospitals and skilled nursing facilities on a per diem basis. The Company provides services in Texas, Kansas, Idaho, Missouri, Oregon, and Virginia, using a unique provider number for each location.

The Company is governed by its Second Amended and Restated Limited Liability Company Agreement dated February 11, 2011. The Company’s officers are designated by its members. The liability of the members of the Company is limited to the members’ total capital contributions.

Principles of Consolidation

The consolidated financial statements include the accounts of Hospice Partners of America, LLC, the Parent, and wholly owned subsidiaries, Hospice Partners of Texas, LLC (HPT); H&PC of America, LLC and Subsidiaries (H&PC); HPA Management Company, LLC (HPAM); Hospice Partners of Kansas, LLC (HPK); United Hospice, LLC (United); Serenity Palliative Care and Hospice, LLC (Serenity); and Hospice Partners of Virginia (HVA). All significant intercompany accounts and transactions have been eliminated.

Basis of Financial Statement Preparation

The accompanying consolidated financial statements of the Company were prepared in accordance with generally accepted accounting principles in the United States of America (GAAP). The Company uses the accrual basis of accounting whereby revenues are recognized when earned, usually upon the date services are rendered, and expenses are recognized at the date services are rendered or goods are received.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, demand deposit accounts, and short-term investments with original maturities of three months or less. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Patient Accounts Receivable

Patient accounts receivable represent amounts due from patients, third-party payors (principally the Medicare and Medicaid programs), and others for services rendered based on payment arrangements specific to each payor. The Company maintains a policy for reserving for uncollectible accounts. The Company calculates the allowance for uncollectible accounts based on a percentage of revenue. On a continuing basis, management analyzes delinquent receivables, and, once these receivables are determined to be uncollectible, they are written off through a charge against an existing allowance account or against operations.

Concentration of Credit Risk

The Company grants credit without collateral to its patients, most of whom are local residents and are insured under third-party payor agreements. The mix of receivables from patients and third-party payors was as follows at December 31, 2018:

2018
Medicare	65%
Medicaid	22%
Commercial and private pay	13%
100%

Property and Equipment

Property and equipment is carried at cost less accumulated depreciation and includes expenditures which substantially increase the useful lives of existing property and equipment. Maintenance, repairs, and minor renovations are charged to operations as incurred. When property and equipment is retired or otherwise disposed of, the related costs and accumulated depreciation are removed from their respective accounts, and any gain or loss on the disposition is credited or charged to operations.

The Company provides for depreciation of property and equipment using the straight-line method designed to amortize costs over estimated useful lives as follows:

Item	Estimated Useful Life
Furniture and fixtures	3 - 7 years
Computer equipment and software	3 years
Leasehold improvements	15 years

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Intangible Assets

The Company evaluates the recoverability of identifiable intangible assets whenever events or changes in circumstances indicate that an intangible asset’s carrying amount may not be recoverable. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment, and actual results may differ from assumed and estimated amounts. The Company did not record an impairment loss during the year ended December 31, 2018, related to the intangible assets.

Goodwill and Provider Numbers

Goodwill consists of the excess of consideration transferred over the fair value of net assets of acquired businesses. GAAP requires that purchased goodwill be evaluated periodically for impairment based upon its fair value. The Company has determined goodwill has not been impaired as of December 31, 2018. The Company has elected to not adopt an accounting alternative that permits non-public entities to amortize goodwill over a period of ten years.

Provider numbers are acquired to allow the Company to operate in their designated markets. These assets have an indefinite life and are not subject to amortization.

Risks and Uncertainties

The Company operates in a highly regulated industry and is required to comply with extensive and complex laws and regulations. These laws and regulations relate to, among other things:

•	Licensure, certification, and accreditation
•	Coding and billing of services
•	Relationships with physicians and other referral sources, including physician inducement
•	Quality of medical care
•	Covering medications related to hospice diagnosis
•	Disposal of medical and hazardous waste
•	Certification/recertification of patient related to hospice appropriateness

Many of these laws and regulations are expansive, and the Company does not have the benefit of significant regulatory or judicial interpretation of them. In the future, different interpretations of enforcement of these laws and regulations could require the Company to make changes to current or past practices as they relate to operational structure, personnel, equipment, capital expenditure programs, or services offered.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

If the Company fails to comply with applicable laws and regulations, the Company could be subjected to liabilities, including criminal penalties, civil penalties, including monetary penalties and the loss of licenses to operate in certain markets, and exclusion or suspension from participation in the Medicare, Medicaid, and other federal and state health care programs. The Company believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrongdoing. While no such regulatory inquiries have been made, compliance with laws and regulations can be subject to future government review and interpretation, as well as significant regulatory action, including fines, penalties, and exclusion from the Medicare and Medicaid programs.

Net Patient Service Revenue

Net patient service revenue is reported at the estimated net realizable amounts from Medicare, Medicaid, private payors, and commercial insurance for services rendered. To determine net patient service revenue, management adjusts gross patient service revenue for estimated payment denials and contractual adjustments based on historical experience and known payment rates. The percentage of net patient service revenue derived under Medicare and various state Medicaid programs was 97% for the year ended December 31, 2018.

Reimbursement for hospice care under Medicare provides for payment in one of four rate categories, as follows: routine home care, continuous home care, inpatient respite care, and general inpatient care. Routine home care represents the majority of the Company’s Medicare net patient service revenue for the year ended December 31, 2018. Gross revenue is recorded on an accrual basis based upon the date of service at amounts equal to estimated payment rates. The estimated payment rates are daily or hourly rates for each of the levels of care that are provided. Adjustments are made to Medicare revenue for an inability to obtain appropriate billing documentation or authorizations acceptable to the payor and other reasons unrelated to credit risk. Adjustments are made in future periods as the payments are determined. Gross revenue unrelated to Medicare is recorded on an accrual basis based upon the date of service at amounts equal to established rates or estimated per visit rates, as applicable.

The Company is subject to two limitations on Medicare payments for services. The first limitation relates to the total inpatient care days. None of the Company’s hospice programs exceeded the payment limits on inpatient services for the year ended December 31, 2018. The second limitation is the aggregate hospice cap (or Medicare cap). Any Medicare payments in excess of an aggregate cap are considered overpayments and must be returned to Medicare by the hospice. The Company recorded a $1,100,352 Medicare cap liability for the year ended December 31, 2018.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

The Company recognizes patient service revenue associated with services provided to patients who have third-party payor coverage on the basis of contractual rates for the services rendered. For uninsured patients who do not qualify for charity care, the Company recognizes revenue on the basis of its standard rates for services provided (or on the basis of discounted rates, if negotiated or provided by policy). On the basis of historical experience, a significant portion of the Company’s uninsured patients will be unable or unwilling to pay for the services provided. Thus, the Company records a significant provision for bad debts related to uninsured patients in the period the services are provided. The Company has an insignificant amount of uninsured patient service revenue from 2018.

Nursing Home Costs

For patients receiving nursing home care under a state Medicaid program who elect hospice care under Medicare or Medicaid, the Company contracts with nursing homes for the nursing homes’ provision to patients of room and board services. Medicaid must pay the Company, in addition to the applicable Medicaid hospice daily or hourly rate, an amount between 95% and 100% (depending on the state) of the Medicaid daily nursing home rate for room and board furnished to the patient by the nursing home. Under the Company’s standard nursing home contracts, the Company pays the nursing home for these room and board services at the nursing home’s daily Medicaid nursing home rate. Nursing home room and board costs are offset by nursing home revenue. The revenue is recorded in net patient service revenue, and the costs are recorded in direct patient care expense. Nursing home costs totaled $9,665,516 for the year ended December 31, 2018, and are recorded within direct patient care expenses. Nursing home revenues totaled $9,340,978 for the year ended December 31, 2018, and is recorded within net patient service revenue.

Direct Patient Care Expenses

Direct patient care expenses consist primarily of salaries, benefits, payroll taxes, and travel costs associated with hospice care providers. Direct patient care expenses also include the cost of pharmaceuticals, durable medical equipment, medical supplies, inpatient arrangements, nursing home costs, and purchased services, such as ambulance, infusion, and radiology.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Income Taxes

The Company’s legal form of business is a limited liability company. Under the provisions for this form of business, the Company is not a taxable entity, and elements of income and expense flow through and are taxed to the members. The members may make capital withdrawals throughout the year to pay their income tax liabilities.

The Company assesses its uncertain tax positions for the likelihood that they would be overturned upon Internal Revenue Service (IRS) examination or upon examination by state taxing authorities. The Company has determined that it does not have any positions at December 31, 2018, that it would be unable to substantiate.

The Company has filed its tax returns for all years through December 31, 2018.

Advertising Costs

The Company expenses all advertising costs as incurred. Advertising expenses totaled $723,472 in 2018.

Defined Contribution Retirement Benefit Plan

The Company sponsors a defined contribution retirement benefit plan. Under the terms of the plan, the Company has the option to make a discretionary match. For the year ended December 31, 2018, matching contributions totaled $45,519.

Equity Units Awarded

The Company has awarded 128,150 common units to certain members of management as of December 31, 2018. The common unit awards vest over varying periods with all of the common unit awards being fully vested by 2021. As of the respective grant dates on these awards, the estimated fair value was not material to the financial statements.

Loan Costs

Loan costs are being amortized over the lives of the related loans, which approximate the effective interest method. Due to the implementation of Accounting Standards Update (ASU) No. 2015-3, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, loan costs related to a recognized liability are now presented in the consolidated balance sheets as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. In addition, amortization expense related to loan costs are now presented as interest expense on the consolidated statements of operations. Amortization expense totaled $29,271 in 2018.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Recent Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (FASB) issued ASU 2016-02, Leases (Subject 842). The purpose of this ASU is to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on their balance sheets and disclosing key information about leasing arrangements. The amendments in the ASU require that lessees recognize the rights and obligations resulting from leases as assets and liabilities on their balance sheets, initially measured at the present value of the lease payments over the term of the lease, including payments to be made in optional periods to extend the lease and payments to purchase the underlying assets if the lessee is reasonably certain of exercising those options. Subtopic 842 requires recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. This guidance is effective for fiscal years beginning after December 15, 2019. Management is currently evaluating the impact of this document to the consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. The standard’s core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This standard also includes expanded disclosure requirements that result in an entity providing users of financial statements with comprehensive information about the nature, amount, timing, and uncertainty of revenue and cash flows arising from the entity’s contracts with customers. The standard will be effective for the calendar year ending December 31, 2019. The adoption of the new standard will not have an impact on the Company’s recognition of net revenues and will eliminate the presentation of the allowance for doubtful accounts on the consolidated financial statements.

Subsequent Event

Management has evaluated subsequent events and their potential effects on these consolidated financial statements through May 30, 2019, which is the date the consolidated financial statements were available to be issued except for Note 8, as to which the date is December 5, 2019.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

2. PROPERTY AND EQUIPMENT

Property and equipment is comprised of the following at December 31, 2018:

2018
Furniture and fixtures	$300,817
Computer equipment and software	1,391,470
Leasehold improvements	79,408
1,771,695
Less accumulated depreciation	1,496,868
$274,827

Depreciation expense for property and equipment was $280,471 for the year ended December 31, 2018.

3. GOODWILL AND PROVIDER NUMBERS

Intangible assets consisted of the following at December 31, 2018:

2018
Indefinite lived intangible assets:
Goodwill	$5,839,368
Provider licenses	8,198,216
14,037,584
Finite lived intangible assets:
Customer contracts	2,435,000
Noncompetition agreements	1,769,740
4,204,740
Less accumulated amortization	4,114,319
90,421
$14,128,005

The customer contracts and noncompetition agreements are amortized over periods of eight and three years, respectively. The provider licenses are not subject to amortization. Current year amortization expense is approximately $290,000. Generally accepted accounting principles require that purchased goodwill be evaluated periodically for impairment based upon its fair value. The Company has determined that no goodwill and other intangibles were impaired as of December 31, 2018.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

3. GOODWILL AND PROVIDER NUMBERS – CONTINUED

For the intangible assets subject to amortization, amortization expense for the year ended December 31, 2019 will be $90,421.

4. LONG-TERM DEBT

At December 31, long-term debt consists of the following:

2018

Note payable – bank, bearing interest at 6.02%, monthly principal payments of $125,000 plus interest, maturing in April 2021, secured by all assets of the Company	$3,397,413

Unsecured note payable – individual, bearing interest at 5%, annual interest-only payments until December 2014, subsequent annual payments of $85,767 plus interest, maturing in December 2019	85,766
3,483,179
Less current portion	1,585,766
$1,897,413

Following is a summary of principal maturities of long-term debt for each of the next three years ending December 31, and in the aggregate:

2019	$1,585,766
2020	1,500,000
2021	397,413
$3,483,179

Under the terms of the note payable to bank, the Company is required to comply with certain financial and nonfinancial covenants as defined in the loan agreement. At December 31, 2018, the Company was out of compliance with certain financial and nonfinancial covenants and has obtained a waiver from the bank.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

5. LINE OF CREDIT

The Company maintains a revolving line of credit with a bank. Under the terms of the agreement, the Company may borrow up to $2,000,000. The line of credit accrues interest at one-month LIBOR plus 3.50%, 6.02% at December 31, 2018. There was no draw outstanding under the line as of December 31, 2018. The line is collateralized by substantially all of the business assets of the Company and matures March 2021. The Company is subject to certain restrictive covenants of which the Company was out of compliance at December 31, 2018. The Company obtained a waiver from the bank to waive noncompliance with the covenants.

6. COMMITMENTS

The Company is committed under various operating leases for buildings and equipment with varying expiration dates. Total rent expense for all operating leases was approximately $1,259,672 for 2018. Future minimum lease payments under noncancelable operating leases as of December 31, 2018, are as follows:

2019	$928,805
2020	433,272
2021	140,486
$1,502,563

7. RELATED PARTY TRANSACTIONS

The Company paid management fees to a related party having common ownership in the amount of $125,000 for the year ended December 31, 2018. The Company paid another related party approximately $1,755,715 for pharmacy supplies during 2018. At December 31, 2018, the Company had approximately $198,000 due to this related party. During 2014, HPA created a not-for-profit entity, The HPA Hope Foundation, to which families whose family members received hospice care made donations. The HPA Hope Foundation received $67,093 in donations during the year ended December 31, 2018, while it disbursed $24,749 to patients and their families during the year ended December 31, 2018.

8. SUBSEQUENT EVENTS

On October 1, 2019, the Company was sold to Addus HealthCare for approximately $130.0 million, subject to customary adjustments for working capital and other items.